UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                                September 9, 2008

MINE CLEARING CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-52944	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
#640 – 801 6th Ave. SW, Calgary, Alberta, Canada		T2P 3W2
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (403) 681-6249

Peak Resources Incorporated
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01 - Entry into a Material Definitive Agreement.

Pursuant to the terms and conditions of a management agreement, Mine Clearing Corp. has retained the services of Dr. Faysal Abdelgadir Mohamed for a term of 24 months beginning September 9, 2008 and expiring on September 8, 2010.  Dr. Faysal Mohamed will provide his services as the Executive Director – International Business Development of Mine Clearing and his international affairs and business development expertise to Mine Clearing in connection with its business activities.  Mine Clearing will pay Dr. Faysal Mohamed US$2,500 per month for providing such services and will reimburse Dr. Faysal Mohamed for any reasonable out-of-pocket expenses that he incurs in fulfilling the terms of this agreement.  Also, if Mine Clearing adopts a stock option plan Dr. Faysal Mohamed will be ensured enrolment in such plan commensurate with his position and service to Mine Clearing.   Either party may terminate the agreement with 60 days’ notice.  If Mine Clearing severs Dr. Faysal Mohamed from his executive position without cause Dr. Faysal Mohamed will be entitled to severance of three months plus any expenses owed at the time of severance.  See Exhibit 10.12 – Management Agreement for more details.

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Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
10.12	Management Agreement dated September 9, 2008 between Mine Clearing Corp. and Dr. Faysal Abdelgadir Mohamed.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Mine Clearing Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

MINE CLEARING CORP.

Dated:  September 16, 2008                                                                                     By:/s/ Larry Olson
Larry Olson
Principal Executive Officer

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Exhibit 10.12

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MINE CLEARING CORP.

MANAGEMENT AGREEMENT

THIS  MANAGEMENT AGREEMENT dated for reference September 9, 2008 is between Mine Clearing Corp, a Nevada corporation (“MCC”) with an office at Suite 640 – 801 6th Avenue, Calgary, Alberta T2P 3W2, and Dr. Faysal Abdelgadir Mohamed (PhD) of  23 Misr Helwan Africulture Road, El Gazair Towers, 17th Floor, Maddi, Cairo, Egypt..

WHEREAS Dr. Faysal Mohamed has recognized experience and contacts of benefit to MCC, AND WHEREAS Dr. Faysal Mohamed agreed to be engaged to provide services as Executive Director – International Business Development to MCC, FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, and the following mutual promises, the parties agree that:

1.
Services.  Dr. Faysal Mohamed brings his international affairs and business development expertise to MCC in connection with its desired business and Dr. Faysal Mohamed agrees to provide such services for the term of this agreement.

2.
Compensation.  MCC will pay Dr. Faysal Mohamed US$2,500 dollars per month for the term of this agreement. Salary reviews will be conducted bi-annually or on an as needed basis.  Should MCC adopt a stock option plan Dr. Faysal Mohamed will be ensured enrolment in such plan commensurate with his position and service to MCC.

3.
Expenses.  MCC will reimburse Dr. Faysal Mohamed for any reasonable out-of-pocket expenses that he incurs in fulfilling the terms of this agreement, including reimbursement for office expenses (rent, cell phone, internet charges).

4.	Term. The term of this agreement will be 24 months and this agreement will be deemed effective on September 9, 2008 and will expire on September 8, 2010.

5.	Severance. Should MCC sever Dr. Faysal Mohamed from his executive positions without cause, Dr. Faysal Mohamed will be entitled to 3 months’ severance and any expenses owed at the time of severance.

6.	Confidentiality.

a.
Dr. Faysal Mohamed will hold in the strictest confidence any information about MCC or any other affiliated entity that he acquires in the performance of his duties under this agreement or otherwise, unless MCC or an affiliate has publicly disclosed the information or authorized Dr. Faysal Mohamed to disclose it in writing, and will use his best efforts and precautions to prevent the unauthorized disclosure of confidential information.  This confidentiality provision survives the termination of this agreement and Dr. Faysal Mohamed’s position as Executive Director – International Business Development.  Dr. Faysal Mohamed acknowledges the importance and value of confidential information, that the unauthorized disclosure of any confidential information could cause irreparable harm to MCC or its affiliates, and that monetary damages are an inadequate compensation for Dr. Faysal Mohamed’s breach of this agreement.

b.
 Accordingly, MCC and its affiliates may, in addition to and not in limitation of any other rights, remedies or damages available to it in law or equity, obtain a temporary restraining order, a preliminary injunction or a permanent injunction in order to prevent Dr. Faysal Mohamed from breaching or threatening to breach this agreement.

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Management Agreement	2 / 2

7.
Representations and warranties.  Dr. Faysal Mohamed represents and warrants that he has the management skills and experience required to fulfil the duties of Executive Director – International Business  Development of MCC and to advise MCC on its business activities.

8.
Termination.  Either party may terminate this agreement any time for any reason by delivering a written notice of termination to the other party 60 days before the termination date.   MCC will only be liable to pay Dr. Faysal Mohamed for the 60 days unless terminated without cause.

9.
No waiver.  No failure or delay of MCC in exercising any right under this agreement operates as a waiver of the right.  MCC’s rights under this agreement are cumulative and do not preclude MCC from relying on or enforcing any other legal or equitable right or remedy.

10.	Time. Time is of the essence.

11.	Jurisdiction. This agreement is governed by the laws of the State of Nevada.

12.
Severability.  If any part of this agreement that is held to be void or otherwise unenforceable by a court or proper legal authority, then that part is deemed to be amended or deleted from this agreement, and the remainder of this agreement is valid or otherwise enforceable.

13.
Notice.  Any notice required by or in connection with this agreement be in writing and must be delivered to the parties by hand or transmitted by fax to the address and fax number given for the parties in the recitals.  Notice is deemed to have been delivered when it is delivered by hand or transmitted by fax.

14.	Counterparts. This agreement may be signed in counterparts and delivered to the parties by fax, and the counterparts together are deemed to be one original document.
.

THE PARTIES’ SIGNATURES below are evidence of their agreement.

Mine Clearing Corp.
/s/ Authorized Signatory	/s/ Dr. Faysal Mohamed
Authorized Signatory	Dr. Faysal Abdelgadir Mohamed

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